Accounts Receivable, Net - Schedule of Accounts Receivable and Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Receivables [Abstract]
Accounts receivable	¥ 2,799,424	$ 407,159	¥ 1,895,145
Allowance for doubtful accounts	(3,589)	(522)	(1,408)	$ (205)	¥ (512)
Total	¥ 2,795,835	$ 406,637	¥ 1,893,737